215 172 17 0 0 0 128 130 133 0 129 152 132 182 56 130 95 168 0 190 216 SEPTEMBER 2017

1 215 172 17 0 0 0 128 130 133 0 129 152 132 182 56 130 95 168 0 190 216 Forward-Looking Statements This presentation contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on Black Knight management's beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Black Knight undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties that forward- looking statements are subject to include, but are not limited to: our ability to successfully achieve the conditions to and consummate the tax-free spin-off of Black Knight from Fidelity National Financial, Inc. ("FNF") (the "Distribution"); uncertainties as to the timing of the spin-off of Black Knight from FNF and any costs, expenses and utilization of resources relating thereto; the risk of shareholder litigation in connection with the spin-off; diversion of Black Knight management's time and attention in connection with the spin-off; security breaches against our information systems; our ability to maintain and grow our relationships with our customers; changes to the laws, rules and regulations that affect our and our customers’ businesses; our ability to adapt our services to changes in technology or the marketplace; the effect of any potential defects, development delays, installation difficulties or system failures on our business and reputation; changes in general economic, business, regulatory and political conditions, particularly as they affect the mortgage industry; risks associated with the availability of data; the effects of our substantial leverage on our ability to make acquisitions and invest in our business; risks associated with our structure and status as a “controlled company;” our ability to successfully integrate strategic acquisitions; and other risks and uncertainties detailed in the “Statement Regarding Forward- Looking Information,” “Risk Factors” and other sections of our Annual Report on Form 10-K and other filings with the Securities and Exchange Commission (“SEC”). Non-GAAP Financial Measures This presentation contains non-GAAP financial information, including Adjusted Revenues, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EPS. These are important financial performance measures for Black Knight, but are not financial measures as defined by generally accepted accounting principles (“GAAP”). The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Black Knight uses these non-GAAP financial performance measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. Black Knight believes they provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making, including determining a portion of executive compensation. Black Knight also presents these non-GAAP financial performance measures because it believes investors, analysts and rating agencies consider them useful in measuring Black Knight’s ability to meet its debt service obligations. By disclosing these non-GAAP financial performance measures, Black Knight believes it creates for investors a greater understanding of, and an enhanced level of transparency into, the means by which the management of Black Knight operates the company. These non-GAAP financial measures are not measures presented in accordance with GAAP, and Black Knight’s use of these terms may vary from that of others in Black Knight’s industry. These non-GAAP financial measures should not be considered as an alternative to net earnings, operating income, revenues, cash provided by operating activities or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Black Knight has not provided a reconciliation of forward-looking Adjusted EBITDA Margin expansion or Adjusted EPS growth to the most directly comparable GAAP financial measures, due primarily to variability and difficulty in making accurate forecasts and projections of non-operating matters that may arise, as not all of the information necessary for a quantitative reconciliation is available to Black Knight without unreasonable effort. See the Appendix for further information. Additional Information and Where to Find It This presentation shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the Distribution, (i) New BKH Corp. (“New BKH”) filed with the SEC on June 21, 2017 a preliminary registration statement on Form S-1, as amended by Amendment No. 1 on July 18, 2017, Amendment No. 2 on August 14, 2017, and Amendment No. 3 on August 23, 2017, which the SEC declared effective on August 25, 2017, and (ii) Black Knight Holdco Corp. (“New Black Knight”) filed with the SEC on June 13, 2017 a preliminary registration statement on Form S-4, as amended by Amendment No. 1 on July 18, 2017, Amendment No. 2 on August 14, 2017, and Amendment No. 3 on August 23, 2017, which the SEC declared effective on August 25, 2017 (as so amended, the “New Black Knight Registration Statement”). The New Black Knight Registration Statement included a prospectus and a proxy statement, which was sent to Black Knight’s shareholders on or about August 28, 2017 in connection with their votes required in connection with the Distribution. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT/PROSPECTUS AND PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE DISTRIBUTION. Investors and security holders may obtain these materials and other documents filed with the SEC by Fidelity National Financial, Inc., New BKH or New Black Knight free of charge from the SEC’s website, www.sec.gov. These documents can also be obtained free of charge from Black Knight by directing a written request to Black Knight Financial Services, Inc., 601 Riverside Avenue, Jacksonville, Florida 32204, Attn: Corporate Secretary, Telephone (904) 854-5100. Participants in a Solicitation The directors and executive officers of Black Knight and other persons may be deemed to be participants in the solicitation of proxies in respect of proposals to approve the transactions discussed herein. Information regarding the directors and executive officers of Black Knight is available in its definitive proxy statement, which was filed with the SEC on April 26, 2017. Free copies of this document may be obtained as described in the preceding paragraph. Disclaimer

2 215 172 17 0 0 0 128 130 133 0 129 152 132 182 56 130 95 168 0 190 216 Fidelity National Financial to complete full separation of Black Knight by distributing its entire equity interest in Black Knight to FNF Group shareholders on September 29, 2017¹. Black Knight Spin Overview Public company will be Black Knight, Inc. (NYSE: BKI) following the spin. Increases Independence Opens Index Inclusion Eligibility Enhances Trading Liquidity Reduces Reporting Complexity 1 Subject to shareholder vote on September 27, 2017. Record date of September 20, 2017.

3 215 172 17 0 0 0 128 130 133 0 129 152 132 182 56 130 95 168 0 190 216 To be the Premier Provider of software and data and analytics solutions to the Mortgage and Consumer Loan, Real Estate and Capital Markets verticals, known for Product Excellence; and to deliver innovative, seamlessly integrated products with superior capabilities, functionality and support that enable our clients to:  Realize greater efficiencies and drive improved financial performance  Better manage and mitigate risk Black Knight Mission

4 215 172 17 0 0 0 128 130 133 0 129 152 132 182 56 130 95 168 0 190 216 Blue Chip Client Base Massive TAM Comprehensive Public & Proprietary Data $745 $865 $940 $1,033 2013 2014 2015 2016 Investment Highlights Note: See appendix for non-GAAP reconciliations. 1 Represents the top 100 U.S. chartered commercial banks as defined by the Federal Reserve. 2 Represents YTD (Jun) 2017 Adjusted EBITDA Margin. Powerful Financial Model Adj. EBITDA Margin2 47.0% Top 100 Banks as Clients1 $1.4T 62% Consumer Real Estate Transactions Unmatched Capabilities Homeownership Lifecycle End-to-End Mortgage, MLS, Real Estate, etc. 16% 9% 10% 39.5% 41.0% 44.0% 44.8% Adjusted Revenues Adjusted EBITDA Margin Adj. Revenues & Adj. EBITDA Margin ($mm)

5 215 172 17 0 0 0 128 130 133 0 129 152 132 182 56 130 95 168 0 190 216    Significant Momentum Since IPO Momentum Since IPO Note: See appendix for non-GAAP reconciliations. 1 Represents metric at the time of the IPO or LTM (Mar) 2015. 2 Represents latest metric or LTM (Jun) 2017. 3 Represents share of First Lien and Second Lien loans serviced using MSP solution. 4 Represents YTD (Jun) 2017 Adj. EBITDA Margin. 5 Share price as of 15-Sep-2017. At IPO1 Today2 LoanSphere® MSP® Market Share3 45% 50% + 5pts Enterprise Clients 8 10 + 4 Signed + 75% Adjusted EBITDA Margin 42.7% 47.0%4 +430bps Share Price $24.50 $44.155 + 80% Significant Sold Pipeline: Incremental Annual Run-Rate of ~$130mm Over the Next 3 Years Laser-Focused on Leveraging the Enterprise Offering  Select Key Milestones Key Mega-Servicer Win Penetration of Home Equity Market Development of Enterprise Client Base Strategic M&A

6 215 172 17 0 0 0 128 130 133 0 129 152 132 182 56 130 95 168 0 190 216 Differentiated and Compelling Business Model Benefits Economies-of-scale benefits Significant recurring revenues Embedded volume and pricing growth Deep, long-term relationships Characteristics Hosted SaaS solutions Long-term contracts Volume-based pricing with minimums; annual escalators; pricing power Mission-critical solutions

7 215 172 17 0 0 0 128 130 133 0 129 152 132 182 56 130 95 168 0 190 216 The Black Knight Solution Data & Analytics (17% of Adjusted Revenues)1 Software Solutions (83% of Adjusted Revenues)1 Software and Hosting Solutions Mission-Critical Platforms Full Lifecycle Support and Integration Enables LoanSphere® Data Hub Data Assets (Public Records, Contributory Performance, Active Listings) Data Sciences & Sophisticated Insights (Behavioral Analytics, Lead Generation, Property Analytics, Portfolio Analytics) Distribution Platforms (MLS and Lead Generation) Note: The Software Solutions segment was formerly known as the Technology segment. 1 Percentages of Adjusted Revenues are for fiscal year 2016. Adjusted Revenues for the Software Solutions and Data and Analytics segments are presented in conformity with Accounting Standards Codification 280, Segment Reporting. Therefore, this measure is excluded from the definition of non-GAAP financial measures under the Securities and Exchange Commission's Regulation G and Item 10(e) of Regulation S-K.

8 215 172 17 0 0 0 128 130 133 0 129 152 132 182 56 130 95 168 0 190 216 • Integrated, end-to-end solutions • Blue chip client base • Highly efficient and scalable • Workflow management software applications • Related support and services The Black Knight Solution >50% of all Mortgages on MSP 34 New Software Clients Over the Last 5 Years 34 of Top 50 Servicers are Clients1 29 of Top 50 Lenders are Clients1 5 – 7 Years Typical Length of Contracts 9% Adjusted Revenues CAGR Since IPO2 Software Solutions Segment Note: The Software Solutions segment was formerly known as the Technology segment. 1 Top originators / servicers based on Q2 2017 IMF ranking. 2 Represents LTM (Jun) 2015 – LTM (Jun) 2017 Adjusted Revenues CAGR. Adjusted Revenues for the Software Solutions segment is presented in conformity with Accounting Standards Codification 280, Segment Reporting. Therefore, this measure is excluded from the definition of non-GAAP financial measures under the Securities and Exchange Commission's Regulation G and Item 10(e) of Regulation S-K.

9 215 172 17 0 0 0 128 130 133 0 129 152 132 182 56 130 95 168 0 190 216 • Mortgage performance data and analytics • Portfolio management and diligence solutions • Enterprise business intelligence • Proprietary and public data sources • Multiple Listing Services (MLS) platform The Black Knight Solution 99.99% U.S. Population Property Data Coverage 93% U.S. MLS Data Coverage 30 Years Loan Performance Data 300,000+ Agents and Brokers on MLS Platform Data & Analytics Segment Property and Mortgage Performance Data Mortgage and Real Estate Analytics Valuations Lead Generation Property Tax Reporting MLS Platform

10 215 172 17 0 0 0 128 130 133 0 129 152 132 182 56 130 95 168 0 190 216 Massive Addressable Market … … Supported by Powerful Sector Trends $1.9 Trillion Mortgage Originations $11 Billion REALTOR® Marketing Spend $1.4 Trillion Consumer Real Estate Sales $10.3 Trillion Mortgage Debt Outstanding Antiquated Infrastructure Compliance Requirements Increasing Consumer Confidence in Housing Digital Adoption Massive Amounts of Disparate Data Growth in Homebuyers Source: Federal Reserve, Mortgage Bankers Association, Borrell Real Estate Update, Wall Street Research

11 215 172 17 0 0 0 128 130 133 0 129 152 132 182 56 130 95 168 0 190 216 Deep Relationships Across Blue Chip Client Base 16 Years Average Tenure of MSP Clients 99% Adjusted Revenues Retention 34 of Top 50 Mortgage Servicers Served1 29 of Top 50 Mortgage Originators Served1 1 Top originators / servicers based on Q2 2017 IMF ranking. Money Center Banks Regional Banks Servicers and Non-Bank Lenders Real Estate Service Providers

12 215 172 17 0 0 0 128 130 133 0 129 152 132 182 56 130 95 168 0 190 216 Black Knight Growth Strategy ~2x – 3x+ Enterprise Revenue Multiplier 6.2 Average Number of Products Per Client Land Expand & Scale Innovate Win New Clients Cross-Sell Selective M&A Product Expansion

13 215 172 17 0 0 0 128 130 133 0 129 152 132 182 56 130 95 168 0 190 216 Enterprise Client Case Study Relationship Evolution • Initially landed as a servicing software client • Successfully cross-sold origination software and data and analytics solutions • Relationship predicated on Black Knight being an end-to-end solution provider for client’s entire mortgage lifecycle • Strategy has generated 3.0x lifetime purchase multiple Enterprise Client Revenue Expansion 2X base 3X base Servicing Software Origination Software Data & Analytics Y1 Y2 Y3 Y4 Enterprise client deals make DEEP relationships DEEPER.

14 215 172 17 0 0 0 128 130 133 0 129 152 132 182 56 130 95 168 0 190 216 Financial Implications High margins High revenue visibility Strong organic growth Long-term clients Differentiated and Compelling Business Model Benefits Economies-of-scale benefits Significant recurring revenues Embedded volume and pricing growth Deep, long-term relationships Characteristics Hosted SaaS solutions Long-term contracts Volume-based pricing with minimums; annual escalators; pricing power Mission-critical solutions

15 215 172 17 0 0 0 128 130 133 0 129 152 132 182 56 130 95 168 0 190 216 10% 9% $745 $865 $940 $1,033 2013 2014 2015 2016 Adjusted Revenues Growth $294 $355 $414 $463 2013 2014 2015 2016 39.5% 41.0% 44.0% 44.8% Strong Growth 12% Adjusted Revenues CAGR Since 20131 High-Quality Revenues ~90% Recurring Adjusted Revenues Substantial Operating Leverage 750 BPS Margin Expansion Since 20132 Financial Highlights ($ in Millions) 16% Adjusted EBITDA Growth & Margin Adjusted EBITDA Adjusted EBITDA Margin Note: See appendix for non-GAAP reconciliations. 1 Represents 2013 – 2016 Adjusted Revenues CAGR. 2 Represents 2013 – YTD (Jun) 2017 Adjusted EBITDA Margin expansion.

16 215 172 17 0 0 0 128 130 133 0 129 152 132 182 56 130 95 168 0 190 216 $670 $719 $745 $865 $940 $1,033 2011 2012 2013 2014 2015 2016 Robust Adjusted Revenues Growth Uncorrelated to Origination Volumes ~90% ~10% Recurring Adj. Revenues1 Recurring Non-Recurring High-Quality Revenues ($ in millions) +20% -10% 99% 1% Adj. Revenues Retention1 Retained Not Retained Note: See appendix for non-GAAP reconciliations. LTM mortgage originations represents most recent data available as of Apr-2017. 1 2016 compared to 2015. Mortgage Origination Volume Adjusted Revenues

17 215 172 17 0 0 0 128 130 133 0 129 152 132 182 56 130 95 168 0 190 216 Continue to Invest in the Business Product development and implementation resources Critical infrastructure (e.g. hardware for hosting, information security) Repay Debt Target leverage of approximately 3.0x Maintain ample liquidity Pursue Targeted Acquisitions Small size, product-focused, tuck-in acquisitions Return Cash to Shareholders Opportunistic share repurchases Capital Allocation Framework

18 215 172 17 0 0 0 128 130 133 0 129 152 132 182 56 130 95 168 0 190 216 Revenues and Adjusted Revenues Growth 6 – 8% Adjusted EBITDA Margin Expansion + 50 – 100 bps per year Adjusted EPS Growth Mid-teens Target Leverage ~ 3.0x Long-Term Financial Guidance

19 215 172 17 0 0 0 128 130 133 0 129 152 132 182 56 130 95 168 0 190 216 Appendix

20 215 172 17 0 0 0 128 130 133 0 129 152 132 182 56 130 95 168 0 190 216 Non-GAAP Financial Measures Adjusted Revenues – We define Adjusted Revenues as Revenues adjusted to include the revenues that were not recorded by Black Knight during the periods presented due to the deferred revenue purchase accounting adjustment recorded in accordance with GAAP. These adjustments are reflected in Corporate and Other. Adjusted EBITDA – We define Adjusted EBITDA as Net earnings (loss), with adjustments to reflect the addition or elimination of certain income statement items including, but not limited to: (i) Depreciation and amortization; (ii) Interest expense; (iii) Income tax expense (benefit); (iv) Other expense (income), net; (v) Loss (gain) from discontinued operations, net of tax; (vi) deferred revenue purchase accounting adjustment recorded in accordance with GAAP; (vii) equity-based compensation, including related payroll taxes; (viii) transition and integration costs; (ix) costs associated with debt and/or equity offerings, including the planned tax- free spin-off of Black Knight from FNF; (x) spin-off related transition costs; (xi) member management fees paid to FNF and THL Managers, LLC; (xii) acquisition- related costs; (xiii) significant legal and regulatory matters; and (xiv) exit costs, impairments and other charges. These adjustments are reflected in Corporate and Other. Adjusted EBITDA Margin – Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by Adjusted Revenues. Adjusted EPS – We calculate per share amounts assuming Adjusted Net Earnings and the exchange of all shares of Class B common stock into shares of our Class A common stock at the beginning of the respective period, as well as the dilutive effect of any unvested restricted shares of Class A common stock. We define Adjusted Net Earnings as Net earnings with adjustments to reflect the addition or elimination of certain income statement items including, but not limited to: (i) the net incremental depreciation and amortization adjustments associated with the application of purchase accounting; (ii) deferred revenue purchase accounting adjustment; (iii) equity-based compensation, including related payroll taxes; (iv) costs associated with debt and/or equity offerings, including the planned tax-free spin-off of Black Knight from FNF; (v) spin-off related transition costs; (vi) acquisition-related costs; (vii) significant legal and regulatory matters; and (viii) adjustment for income tax expense at our full year estimated effective tax rate, assuming the conversion of all the shares of Class B common stock into shares of Class A common stock, assuming that Black Knight was a taxable entity as of the beginning of the earliest period presented and assuming the effect of the non- GAAP adjustments.

21 215 172 17 0 0 0 128 130 133 0 129 152 132 182 56 130 95 168 0 190 216 Non-GAAP Reconciliations Adjusted Revenues Six Months LTM Ended Ended Years Ended June 30, March 31, ($ in millions) 2011 2012 2013 2014 2015 2016 2017 2015 Revenues $ 670.4 $ 718.9 $ 744.8 $ 852.1 $ 930.7 $ 1,026.0 $ 520.3 $ 876.8 Deferred Revenue Adjustment - - - 12.8 9.6 7.3 2.6 11.3 Adjusted Revenues $ 670.4 $ 718.9 $ 744.8 $ 864.9 $ 940.3 $ 1,033.3 $ 522.9 $ 888.1 Adjusted EBITDA Six Months LTM LTM Ended Ended Ended Years Ended June 30, March 31, June 30, ($ in millions) 2013 2014 2015 2016 2017 2015 2017 Net earnings (loss) $ 84.2 $(107.1) $ 82.4 $ 133.0 $ 63.1 $(2.7) $ 129.8 Depreciation and amortization 83.6 188.8 194.3 208.3 102.9 187.8 213.8 Interest expense 53.6 128.7 89.8 67.6 30.7 128.1 64.6 Income tax expense (benefit) 45.7 (5.3) 13.4 25.8 15.1 0.7 28.0 Other expense (income), net (0.2) 12.0 4.6 6.4 16.5 12.0 18.1 Discontinued operations, net of tax 0.9 0.8 - - - 0.7 - EBITDA $ 267.8 $ 217.9 $ 384.5 $ 441.1 $ 228.3 $ 326.6 $ 454.3 Deferred revenue purchase accounting adjustment - 12.8 9.6 7.3 2.6 11.3 5.6 Equity-based compensation 15.6 6.4 11.4 12.4 10.3 6.7 16.3 Transition and integration costs - 110.3 - - - 26.6 - Debt and/or equity offering expenses - - 4.4 0.6 3.4 0.4 3.9 Spin-off related transition costs - - - - 1.1 - 1.1 Management fees - 9.0 3.6 - - 8.9 - Acquisition-related costs - - - 1.7 - - 0.7 Legal and regulatory matters 2.5 (1.5) - - - (1.5) - Exit costs, impairment and other charges 8.1 - - - - - - Adjusted EBITDA $ 294.0 $ 354.9 $ 413.5 $ 463.1 $ 245.7 $ 379.0 $ 482.2 Adjusted EBITDA Margin (%) 39.5% 41.0% 44.0% 44.8% 47.0% 42.7%

22 215 172 17 0 0 0 128 130 133 0 129 152 132 182 56 130 95 168 0 190 216 Pro Forma Capitalization ($ in Millions) As of 6/30/17 Maturity Interest Rate Cash and Cash Equivalents $99 Revolver ($500mm) 150 2022 LIBOR + 175bps Term A Loan 1,030 2022 LIBOR + 175bps Term B Loan 392 2022 LIBOR + 225bps / 75bps floor Total Long-term Debt1 $1,572 Capital Lease Obligation 4 2017 0.00% Total Debt $1,576 Net Debt $1,477 LTM (Jun) 2017 Adjusted EBITDA2 $482 Total Debt / LTM (Jun) 2017 Adjusted EBITDA 3.3x Net Debt / LTM (Jun) 2017 Adjusted EBITDA 3.1x ($ in Millions) Shares (mm) Price Per Share Market Capitalization THL Ownership 33.7 $42.35 Other Public Owners 35.1 Total Class A Shares 68.8 FNF Class B Shares (to be distributed) 83.3 Other Class B Shares 1.3 Total Class B Shares 84.6 Total Shares Outstanding 152.1 $42.35 $42.35 1 Excludes original issue discount and debt issuance costs. 2 See appendix for non-GAAP reconciliations. Owner Shares (mm) % Ownership Shares (mm) % Ownership HL Ownership 33.8 22% 35.1 23 % Other Public Owners 35.1 23 118.4 77 Total Class A Shares 68.9 45 153.5 100 FNF Class B Sha es 83.3 54 - - Other Class B Sh res 1.3 1 - - Total Class B Shar 84.6 55 - - T tal Shares Outstanding 153.5 100% 153.5 100 % Pre-Transaction Post-Transaction